EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2019 Financial Results

SAN RAFAEL, Calif., Jan. 16, 2020 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2019 of $20.7 million and diluted earnings per common share ("EPS") of $0.77. These results compare to net income of $20.4 million and EPS of $0.75 for the third quarter 2019 and net income of $19.1 million and EPS of $0.71 for the fourth quarter 2018.

“The annualized net interest margin was 3.08 percent during the fourth quarter 2019. Our annualized funding costs as a percentage of our interest-earning assets improved from 0.04 percent for the third quarter 2019 to 0.03 percent for the fourth quarter 2019. Operating expense represented only 46 percent of revenues for the fourth quarter 2019. Asset quality remained healthy during the fourth quarter 2019 with nonperforming assets totaling only $4.9 million at December 31, 2019,” said Chairman, President and CEO David Payne. “Annualized fourth quarter operating results generated a return on average shareholders’ equity of 11.8 percent, and the Company also paid its shareholders a $0.41 dividend per common share in the fourth quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $40.5 million for the fourth quarter 2019, compared to $40.3 million for the third quarter 2019 and $40.3 million for the fourth quarter 2018.  The annualized net interest margin (FTE) was 3.08 percent for the fourth quarter 2019, compared to 3.11 percent for the third quarter 2019 and 3.06 percent for the fourth quarter 2018. Checking and savings deposits, which pay much lower interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the fourth quarter 2019.

The Company recognized no provision for loan losses for the fourth quarter 2019 given low levels of nonperforming loans and other credit quality attributes.

Noninterest income for the fourth quarter 2019 totaled $11.7 million, compared to $11.8 million for the third quarter 2019, and $11.9 million for the fourth quarter 2018.

Noninterest expense for the fourth quarter 2019 totaled $24.2 million, compared to $24.0 million for the third quarter 2019.  Noninterest expense for the fourth quarter 2019 was $1.6 million lower than the fourth quarter 2018 due to lower employee benefit costs, FDIC insurance assessments, and intangible amortization in the fourth quarter 2019. Lower 2019 FDIC assessments are due to application of Westamerica Bank’s assessment credit described in our December 31, 2018 Form 10-K, Part 1, Item 1, “Premiums for Deposit Insurance.”

The tax rate (FTE) applied to pre-tax income (FTE) was 26.0 percent for the fourth quarter 2019 compared to 27.5 percent for the third quarter 2019 and 27.8 percent for the fourth quarter 2018. The fourth quarter 2019 tax provision was reduced by $352 thousand resulting from a customary adjustment to true-up the Company’s 2018 estimated tax provision to the filed 2018 tax return.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
 Westamerica Bancorporation
 1108 Fifth Avenue, San Rafael, CA 94901
 Robert A. Thorson – Treasurer
 707-863-6840
 investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2018 filed on Form 10-K and quarterly report for the quarter ended September 30, 2019 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information January 16, 2020
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2019

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Net Interest and Fee Income (FTE)	$40,481	$40,288	0.5%	$40,349
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,732	11,897	-1.4%	11,809
Noninterest Expense	24,209	25,787	-6.1%	24,033
Income Before Taxes (FTE)	28,004	26,398	6.1%	28,125
Income Tax Provision (FTE)	7,276	7,343	-0.9%	7,735
Net Income	$20,728	$19,055	8.8%	$20,390

Average Common Shares Outstanding	27,050	26,729	1.2%	26,986
Diluted Average Common Shares	27,094	26,815	1.0%	27,027

Operating Ratios:
Basic Earnings Per Common Share	$0.77	$0.71	7.9%	$0.76
Diluted Earnings Per Common Share	$0.77	0.71	6.3%	0.75
Return On Assets (a)	1.46%	1.33%		1.45%
Return On Common Equity (a)	11.8%	11.7%		11.9%
Net Interest Margin (FTE) (a)	3.08%	3.06%		3.11%
Efficiency Ratio (FTE)	46.4%	49.4%		46.1%

Dividends Paid Per Common Share	$0.41	$0.40	2.5%	$0.41
Common Dividend Payout Ratio	54%	56%		55%

			%
	12/31'19YTD	12/31'18YTD	Change

Net Interest and Fee Income (FTE)	$161,406	$155,410	3.9%
Provision for Loan Losses	-	-	n/m
Noninterest Income	47,408	48,149	-1.5%
Noninterest Expense	98,986	106,916	-7.4%
Income Before Taxes (FTE)	109,828	96,643	13.6%
Income Tax Provision (FTE)	29,439	25,079	17.4%
Net Income	$80,389	$71,564	12.3%

Average Common Shares Outstanding	26,956	26,649	1.2%
Diluted Average Common Shares	27,006	26,756	0.9%

Operating Ratios:
Basic Earnings Per Common Share	$2.98	$2.69	10.8%
Diluted Earnings Per Common Share	2.98	2.67	11.6%
Return On Assets	1.44%	1.27%
Return On Common Equity	11.9%	11.3%
Net Interest Margin (FTE)	3.11%	2.98%
Efficiency Ratio (FTE)	47.4%	52.5%

Dividends Paid Per Common Share	$1.63	$1.60	1.9%
Common Dividend Payout Ratio	55%	60%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Interest and Fee Income (FTE)	$40,932	$40,802	0.3%	$40,804
Interest Expense	451	514	-12.3%	455
Net Interest and Fee Income (FTE)	$40,481	$40,288	0.5%	$40,349

Average Earning Assets	$5,243,783	$5,270,708	-0.5%	$5,176,744
Average Interest-
Bearing Liabilities	2,599,703	2,691,370	-3.4%	2,586,880

Yield on Earning Assets (FTE) (a)	3.11%	3.10%		3.15%
Cost of Funds (a)	0.03%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.08%	3.06%		3.11%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%		0.07%
Net Interest Spread (FTE) (a)	3.04%	3.02%		3.08%

			%
	12/31'19YTD	12/31'18YTD	Change

Interest and Fee Income (FTE)	$163,294	$157,369	3.8%
Interest Expense	1,888	1,959	-3.6%
Net Interest and Fee Income (FTE)	$161,406	$155,410	3.9%

Average Earning Assets	$5,191,276	$5,212,635	-0.4%
Average Interest-
Bearing Liabilities	2,630,370	2,722,149	-3.4%

Yield on Earning Assets (FTE)	3.14%	3.02%
Cost of Funds	0.03%	0.04%
Net Interest Margin (FTE)	3.11%	2.98%
Interest Expense/
Interest-Bearing Liabilities	0.07%	0.07%
Net Interest Spread (FTE)	3.07%	2.95%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Total Assets	$5,645,013	$5,680,321	-0.6%	$5,570,843
Total Earning Assets	5,243,783	5,270,708	-0.5%	5,176,744
Total Loans	1,116,446	1,189,744	-6.2%	1,142,668
Commercial Loans	219,710	271,165	-19.0%	231,232
Commercial RE Loans	568,892	570,059	-0.2%	579,069
Consumer Loans	327,844	348,520	-5.9%	332,367
Total Investment Securities	3,792,781	3,692,951	2.7%	3,687,049
Equity Securities	-	1,733	n/m	352
Debt Securities Available For Sale	3,027,461	2,684,431	12.8%	2,862,537
Debt Securities Held To Maturity	765,320	1,006,787	-24.0%	824,160
Total Interest-Bearing Cash	334,556	388,013	-13.8%	347,027

Loans/Deposits	23.1%	24.2%		24.0%

			%
	12/31'19YTD	12/31'18YTD	Change

Total Assets	$5,597,109	$5,620,618	-0.4%
Total Earning Assets	5,191,276	5,212,635	-0.4%
Total Loans	1,161,779	1,209,167	-3.9%
Commercial Loans	248,586	292,893	-15.1%
Commercial RE Loans	577,539	557,679	3.6%
Consumer Loans	335,654	358,595	-6.4%
Total Investment Securities	3,704,764	3,577,597	3.6%
Equity Securities	961	1,809	-46.9%
Debt Securities Available For Sale	2,844,542	2,503,356	13.6%
Debt Securities Held To Maturity	859,261	1,072,432	-19.9%
Total Interest-Bearing Cash	324,733	425,871	-23.7%

Loans/Deposits	24.2%	24.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Total Deposits	$4,839,552	$4,917,901	-1.6%	$4,770,976
Noninterest Demand	2,279,615	2,280,174	-0.0%	2,234,494
Interest-Bearing Transaction	922,772	927,676	-0.5%	916,180
Savings	1,464,206	1,510,358	-3.1%	1,441,282
Time greater than $100K	75,314	86,141	-12.6%	77,568
Time less than $100K	97,645	113,552	-14.0%	101,452
Total Short-Term Borrowings	39,766	53,643	-25.9%	50,398
Shareholders' Equity	694,709	646,129	7.5%	681,513

Demand Deposits/
Total Deposits	47.1%	46.4%		46.8%
Transaction & Savings
Deposits / Total Deposits	96.4%	95.9%		96.2%

			%
	12/31'19YTD	12/31'18YTD	Change

Total Deposits	$4,801,804	$4,872,081	-1.4%
Noninterest Demand	2,222,876	2,209,924	0.6%
Interest-Bearing Transaction	932,524	928,277	0.5%
Savings	1,464,080	1,519,375	-3.6%
Time greater than $100K	78,925	94,919	-16.8%
Time less than $100K	103,399	119,586	-13.5%
Total Short-Term Borrowings	51,442	59,992	-14.3%
Shareholders' Equity	675,512	630,697	7.1%

Demand Deposits/
Total Deposits	46.3%	45.4%
Transaction & Savings
Deposits / Total Deposits	96.2%	95.6%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,243,783	$40,932	3.11%
Total Loans (FTE)	1,116,446	14,206	5.05%
Commercial Loans (FTE)	219,710	2,821	5.09%
Commercial RE Loans	568,892	7,748	5.40%
Consumer Loans	327,844	3,637	4.41%
Total Investments (FTE)	3,792,781	25,330	2.67%
Total Interest-Bearing Cash	334,556	1,396	1.63%

Interest Expense Paid
Total Earning Assets	5,243,783	451	0.03%
Total Interest-Bearing Liabilities	2,599,703	451	0.07%
Total Interest-Bearing Deposits	2,559,937	444	0.07%
Interest-Bearing Transaction	922,772	89	0.04%
Savings	1,464,206	215	0.06%
Time less than $100K	97,645	60	0.24%
Time greater than $100K	75,314	80	0.42%
Total Short-Term Borrowings	39,766	7	0.08%

Net Interest Income and
Margin (FTE)		$40,481	3.08%

	Q4'2018
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,270,708	$40,802	3.10%
Total Loans (FTE)	1,189,744	14,894	4.97%
Commercial Loans (FTE)	271,165	3,698	5.41%
Commercial RE Loans	570,059	7,607	5.29%
Consumer Loans	348,520	3,589	4.09%
Total Investments (FTE)	3,692,951	23,916	2.59%
Total Interest-Bearing Cash	388,013	1,992	2.23%

Interest Expense Paid
Total Earning Assets	5,270,708	514	0.04%
Total Interest-Bearing Liabilities	2,691,370	514	0.08%
Total Interest-Bearing Deposits	2,637,727	506	0.08%
Interest-Bearing Transaction	927,676	124	0.05%
Savings	1,510,358	227	0.06%
Time less than $100K	113,552	70	0.24%
Time greater than $100K	86,141	85	0.39%
Total Short-Term Borrowings	53,643	8	0.06%

Net Interest Income and
Margin (FTE)		$40,288	3.06%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Service Charges on Deposits	$4,374	$4,496	-2.7%	$4,510
Merchant Processing Services	2,424	2,440	-0.7%	2,494
Debit Card Fees	1,568	1,685	-6.9%	1,641
Trust Fees	764	737	3.8%	733
ATM Processing Fees	696	703	-1.0%	725
Other Service Fees	513	620	-17.3%	580
Financial Services Commissions	122	112	9.7%	75
Securities Gains	167	14	n/m	-
Other Income	1,104	1,090	1.3%	1,051
Total Noninterest Income	$11,732	$11,897	-1.4%	$11,809

Total Revenue (FTE)	$52,213	$52,185	0.1%	$52,158
Noninterest Income/Revenue (FTE)	22.5%	22.8%		22.6%
Service Charges/Avg. Deposits (a)	0.36%	0.36%		0.38%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.66	$7.75	-1.1%	$7.67

			%
	12/31'19YTD	12/31'18YTD	Change

Service Charges on Deposits	$17,882	$18,508	-3.4%
Merchant Processing Services	10,132	9,630	5.2%
Debit Card Fees	6,357	6,643	-4.3%
Trust Fees	2,963	2,938	0.9%
ATM Processing Fees	2,776	2,752	0.9%
Other Service Fees	2,255	2,567	-12.2%
Life Insurance Gains	433	585	-26.0%
Financial Services Commissions	392	499	-21.4%
Securities Gains (Losses)	217	(52)	n/m
Other Income	4,001	4,079	-1.9%
Total Noninterest Income	$47,408	$48,149	-1.5%

Total Revenue (FTE)	$208,814	$203,559	2.6%
Noninterest Income/Revenue (FTE)	22.7%	23.7%
Service Charges/Avg. Deposits	0.37%	0.38%
Total Revenues (FTE) Per Avg.
Common Share	$7.75	$7.64	1.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Salaries & Benefits	$12,297	$13,055	-5.8%	$12,559
Occupancy and Equipment	5,077	5,314	-4.5%	5,199
Outsourced Data Processing	2,361	2,299	2.7%	2,374
Professional Fees	674	565	19.3%	645
Courier Service	529	446	18.6%	456
Amortization of
Identifiable Intangibles	73	447	-83.7%	76
Other Operating	3,198	3,661	-12.6%	2,724
Total Noninterest Expense	$24,209	$25,787	-6.1%	$24,033

Noninterest Expense/
Avg. Earning Assets (a)	1.83%	1.94%		1.84%
Noninterest Expense/Revenues (FTE)	46.4%	49.4%		46.1%

			%
	12/31'19YTD	12/31'18YTD	Change

Salaries & Benefits	$51,054	$53,007	-3.7%
Occupancy and Equipment	20,240	19,679	2.9%
Outsourced Data Processing	9,471	9,229	2.6%
Professional Fees	2,465	2,842	-13.3%
Courier Service	1,878	1,779	5.6%
Loss Contingency (1)	553	3,500	n/m
Amortization of
Identifiable Intangibles	538	1,921	-72.0%
Other Operating	12,787	14,959	-14.5%
Total Noninterest Expense	$98,986	$106,916	-7.4%

Noninterest Expense/
Avg. Earning Assets	1.91%	2.05%
Noninterest Expense/Revenues (FTE)	47.4%	52.5%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Average Total Loans	$1,116,446	$1,189,744	-6.2%	$1,142,668

Allowance for Loan Loss (ALL)
Beginning of Period	$19,828	$22,027	-10.0%	$20,117
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(344)	(676)	n/m	(289)
ALL End of Period	$19,484	$21,351	-8.7%	$19,828
Gross ALL Recoveries /
Gross ALL Losses	71%	44%		72%
Net ALL Losses /
Avg. Total Loans (a)	0.12%	0.23%		0.10%
			%
	12/31'19YTD	12/31'18YTD	Change

Average Total Loans	$1,161,779	$1,209,167	-3.9%

Allowance for Loan Loss (ALL)
Beginning of Period	$21,351	$23,009	-7.2%
Provision for Loan Losses	-	-	n/m
Net ALL Losses	(1,867)	(1,658)	n/m
ALL End of Period	$19,484	$21,351	-8.7%
Gross ALL Recoveries /
Gross ALL Losses	59%	66%
Net ALL Losses /
Avg. Total Loans	0.16%	0.14%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/19	12/31/18	Change	9/30/19
Nonperforming Loans:
Nonperforming Nonaccrual	$659	$998	-34.0%	$633
Performing Nonaccrual	3,781	3,870	-2.3%	3,670
Total Nonaccrual Loans	4,440	4,868	-8.8%	4,303
90+ Days Past Due Accruing Loans	440	551	-20.1%	351
Total	4,880	5,419	-9.9%	4,654
Repossessed Loan Collateral	43	350	-87.6%	43
Total Nonperforming Assets	$4,923	$5,769	-14.7%	$4,697

Total Loans Outstanding	$1,126,664	$1,207,202	-6.7%	$1,133,229

Total Assets	$5,619,555	$5,568,526	0.9%	$5,616,055

Loans:
Allowance for Loan Losses	$19,484	$21,351	-8.7%	$19,828
Allowance/Loans	1.73%	1.77%		1.75%
Nonperforming Loans/Total Loans	0.43%	0.45%		0.41%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/19	12/31/18	Change	9/30/19

Shareholders' Equity	$731,417	$615,591	18.8%	$713,378
Total Assets	5,619,555	5,568,526	0.9%	5,616,055
Shareholders' Equity/
Total Assets	13.02%	11.05%		12.70%
Shareholders' Equity/
Total Loans	64.92%	50.99%		62.95%
Tangible Common Equity Ratio	11.07%	9.04%		10.75%
Common Shares Outstanding	27,062	26,730	1.2%	27,014
Common Equity Per Share	$27.03	$23.03	17.4%	$26.41
Market Value Per Common Share	$67.77	$55.68	21.7%	$62.18

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'2019	Q4'2018	Change	Q3'2019

Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(48)	(3)	n/m	(52)

			%
	12/31'19YTD	12/31'18YTD	Change

Total Shares Repurchased	8	9	n/m
Average Repurchase Price	$61.98	$58.46	n/m
Net Shares Issued	(332)	(305)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/19	12/31/18	Change	9/30/19
Assets:
Cash and Due from Banks	$373,421	$420,284	-11.2%	$415,639

Investment Securities:
Equity Securities	-	1,747	n/m	-
Debt Securities Available For Sale	3,078,846	2,654,670	16.0%	2,983,767
Debt Securities Held to Maturity	738,072	984,609	-25.0%	793,216

Loans	1,126,664	1,207,202	-6.7%	1,133,229
Allowance For Loan Losses	(19,484)	(21,351)	-8.7%	(19,828)
Total Loans, net	1,107,180	1,185,851	-6.6%	1,113,401

Other Real Estate Owned	43	350	-87.6%	43
Premises and Equipment, net	34,597	34,507	0.3%	34,080
Identifiable Intangibles, net	1,391	1,929	-27.9%	1,464
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	164,332	162,906	0.9%	152,772

Total Assets	$5,619,555	$5,568,526	0.9%	$5,616,055

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,240,112	$2,243,251	-0.1%	$2,265,640
Interest-Bearing Transaction	931,888	929,346	0.3%	910,566
Savings	1,471,284	1,498,991	-1.8%	1,445,210
Time	169,337	195,251	-13.3%	175,207
Total Deposits	4,812,621	4,866,839	-1.1%	4,796,623

Short-Term Borrowed Funds	30,928	51,247	-39.6%	45,646
Other Liabilities	44,589	34,849	27.9%	60,408
Total Liabilities	4,888,138	4,952,935	-1.3%	4,902,677

Shareholders' Equity:
Common Equity:
Paid-In Capital	466,231	449,746	3.7%	463,424
Accumulated Other
Comprehensive Income (Loss)	26,051	(39,996)	n/m	20,454
Retained Earnings	239,135	205,841	16.2%	229,500
Total Shareholders' Equity	731,417	615,591	18.8%	713,378

Total Liabilities and
Shareholders' Equity	$5,619,555	$5,568,526	0.9%	$5,616,055

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2019	Q4'2018	Change	Q3'2019
Interest & Fee Income:
Loans	$14,103	$14,783	-4.6%	$14,431
Investment Securities:
Equity Securities	103	98	5.0%	92
Debt Securities Available for Sale	20,067	16,865	19.0%	18,736
Debt Securities Held to Maturity	4,209	5,710	-26.3%	4,535
Interest-Bearing Cash	1,396	1,992	-29.9%	1,901
Total Interest & Fee Income	39,878	39,448	1.1%	39,695

Interest Expense:
Transaction Deposits	89	124	-28.2%	92
Savings Deposits	215	227	-5.3%	210
Time Deposits	140	155	-9.6%	145
Short-Term Borrowed Funds	7	8	-16.5%	8
Total Interest Expense	451	514	-12.2%	455

Net Interest Income	39,427	38,934	1.3%	39,240

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,374	4,496	-2.7%	4,510
Merchant Processing Services	2,424	2,440	-0.7%	2,494
Debit Card Fees	1,568	1,685	-6.9%	1,641
Trust Fees	764	737	3.8%	733
ATM Processing Fees	696	703	-1.0%	725
Other Service Fees	513	620	-17.3%	580
Financial Services Commissions	122	112	9.7%	75
Securities Gains	167	14	n/m	-
Other	1,104	1,090	1.3%	1,051
Total Noninterest Income	11,732	11,897	-1.4%	11,809

Noninterest Expense:
Salaries and Benefits	12,297	13,055	-5.8%	12,559
Occupancy and Equipment	5,077	5,314	-4.5%	5,199
Outsourced Data Processing	2,361	2,299	2.7%	2,374
Professional Fees	674	565	19.3%	645
Courier Service	529	446	18.6%	456
Amortization of Identifiable Intangibles	73	447	-83.7%	76
Other	3,198	3,661	-12.6%	2,724
Total Noninterest Expense	24,209	25,787	-6.1%	24,033

Income Before Income Taxes	26,950	25,044	7.6%	27,016
Income Tax Provision	6,222	5,989	3.9%	6,626
Net Income	$20,728	$19,055	8.8%	$20,390

Average Common Shares Outstanding	27,050	26,729	1.2%	26,986
Diluted Common Shares Outstanding	27,094	26,815	1.0%	27,027

Per Common Share Data:
Basic Earnings	$0.77	$0.71	8.5%	$0.76
Diluted Earnings	0.77	0.71	7.0%	0.75
Dividends Paid	0.41	0.40	2.5%	0.41
			%
	12/31'19YTD	12/31'18YTD	Change
Interest & Fee Income:
Loans	$58,153	$59,030	-1.5%
Investment Securities:
Equity Securities	392	354	10.9%
Debt Securities Available for Sale	74,147	60,383	22.8%
Debt Securities Held to Maturity	18,997	24,031	-20.9%
Interest-Bearing Cash	6,993	7,925	-11.8%
Total Interest & Fee Income	158,682	151,723	4.6%

Interest Expense:
Transaction Deposits	422	373	13.2%
Savings Deposits	852	902	-5.5%
Time Deposits	580	647	-10.3%
Short-Term Borrowed Funds	34	37	-6.9%
Total Interest Expense	1,888	1,959	-3.6%

Net Interest Income	156,794	149,764	4.7%

Provision for Loan Losses	-	-	n/m

Noninterest Income:
Service Charges	17,882	18,508	-3.4%
Merchant Processing Services	10,132	9,630	5.2%
Debit Card Fees	6,357	6,643	-4.3%
Trust Fees	2,963	2,938	0.9%
ATM Processing Fees	2,776	2,752	0.9%
Other Service Fees	2,255	2,567	-12.2%
Life Insurance Gains	433	585	-26.0%
Financial Services Commissions	392	499	-21.4%
Securities Gains (Losses)	217	(52)	n/m
Other	4,001	4,079	-1.9%
Total Noninterest Income	47,408	48,149	-1.5%

Noninterest Expense:
Salaries and Benefits	51,054	53,007	-3.7%
Occupancy and Equipment	20,240	19,679	2.9%
Outsourced Data Processing	9,471	9,229	2.6%
Professional Fees	2,465	2,842	-13.3%
Courier Service	1,878	1,779	5.6%
Loss Contingency (1)	553	3,500	n/m
Amortization of Identifiable Intangibles	538	1,921	-72.0%
Other	12,787	14,959	-14.5%
Total Noninterest Expense	98,986	106,916	-7.4%

Income Before Income Taxes	105,216	90,997	15.6%
Income Tax Provision	24,827	19,433	27.8%
Net Income	$80,389	$71,564	12.3%

Average Common Shares Outstanding	26,956	26,649	1.2%
Diluted Common Shares Outstanding	27,006	26,756	0.9%

Per Common Share Data:
Basic Earnings	$2.98	$2.69	10.8%
Diluted Earnings	2.98	2.67	11.6%
Dividends Paid	1.63	1.60	1.9%

Footnotes and Abbreviations:
(1) In the second quarter 2019 and third quarter 2018, the Company recorded $553 thousand and $3.5 million in loss contingencies, respectively. The loss contingencies recorded in the second quarter 2019 include a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit. The loss contingency recorded in the third quarter 2018 was the result of a mediated settlement to dismiss a lawsuit. The Company does not anticipate additional losses for these matters.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
Certain amounts in prior periods have been reclassified to conform to the current presentation.